MANAGED HIGH YIELD FUND INC.                                      ANNUAL REPORT

                                                             September 25, 1998

Dear Shareholder,

We are pleased to present you with the annual report for the Managed High Yield Fund Inc. (the "Fund") for the fiscal year ended July 31, 1998.

-------------------------------------------------------------------------------
Managed High Yield
Fund Inc.
FUND PROFILE

Goal:
High current income

Portfolio Managers:
Tom Libassi,
Mitchell Hutchins
Asset Management Inc.

Total Net Assets:
$85.5 million as of
July 31, 1998

Dividend Payments:
Monthly

MANAGED HIGH
YIELD FUND INC.

Quality breakdown,
July 31, 1998(1)

      [PIE CHART]

BB & higher       20.5%

B                 61.1%

CCC & lower        4.8%

Nonrated           9.4%

Cash               1.3%

Equity/preferred   2.9%

-------------------------------------------------------------------------------

GENERAL MARKET OVERVIEW

When Thailand's currency plummeted a year ago, few saw it as the start of a regional crisis that would affect the entire globe. As the Asian economies began to implode, investors poured money into the U.S. Treasury market buying up bonds and driving down yields.

High-yield bonds posted strong gains in the first few months of 1998, and then opportunistic issuers began to flood the market with new supply. The result was a glut of new bonds that dragged down prices. The yield premium of high-yield bonds (the "spread") compared to Treasurys widened from 3.54% at the beginning of 1998 to 3.93% at the end of the period, its highest point in a long time.

Soon after the Fund's fiscal year-end, the high yield market entered a period of sharp correction that has lasted through late September (when this letter was in preparation). Prices tumbled and spreads to Treasurys widened dramatically. By September 23, the spread to Treasurys of the First Boston High Yield Index had widened to 6.76%. The Index risk premium--the spread divided by the yield of the underlying Treasury--rose to 144%, its highest point ever. (Investors demand a higher risk premium when they perceive greater risk in the market.)

Spreads and risk premiums have not reached such levels since the recession of 1990-1991. Investors seem to be discounting the possibility of a recession and a 6-8% default rate. The current default rate is still less than 1%. Based on our review of anticipated third-quarter earnings, we do not believe the default rate will increase dramatically, nor do we see a recession coming. The market seems undervalued to us at this time.

PORTFOLIO REVIEW

PERFORMANCE

For the fiscal year ended July 31, 1998, the Managed High Yield Fund Inc. (symbol: PHT) returned 8.23% based on the change in the Fund's net asset value and 5.45% based on the change in its share price on the New York Stock Exchange. During the period, the Fund's Lipper peer group, the High Current Yield median, gained 8.62% on a

(1) Unless otherwise noted, all portfolio weightings represent percentages of net assets as of July 31, 1998; all holdings are subject to change.

ANNUAL REPORT

net-asset-value basis.

At July 31, 1998 the Fund's net asset value per share was $14.18, while its share price on the New York Stock Exchange was $13.44. During the fiscal year ended July 31, 1998, the Fund paid dividends from net investment income totaling $1.26 per share, or about 10 1/2 cents per share per month. Based on the dividend paid in July and the Fund's market price on July 31, 1998, the Fund's market yield was 9.38% annualized.

Note: The performance reported in this letter does not reflect the impact of market events after July 31, 1998; they will be reflected in the next semiannual report, which will cover the six months ending January 31, 1999.

-------------------------------------------------------------------------------
MANAGED HIGH
YIELD FUND INC.

Top five sectors,
July 31, 1998(1)

Communications 13.3%

Cable 8.6%

General Industrial 7.6%

Retail 7.1%

Energy 6.8%

-------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

The Fund's investment strategy focuses on fundamental value within companies and industries based on analyses of interest coverage; debt-to-cash flow ratios; and potential for total return, yield, or premium to comparable-maturity Treasury securities.

Our largest sector weighting remains communications. We think European long-distance and local telephone companies stand to benefit from deregulation this year. We continue to favor--and look for--the debt of industry consolidators, in the belief that as these companies expand and cut costs their securities will gain value. The Fund's holdings now include Packaged Ice (2.0% of net assets on July 31, 19981), the biggest distributor of manufactured ice in the United States, and Verio (0.9%), an Internet service provider that is reducing expenses by putting acquired providers on a common Internet backbone. These companies went public near the end of the fiscal year, benefiting the Fund.

During the period, we reduced the Fund's exposure to the retail sector and increased exposure to the cable industry. As oil prices declined, bond prices fell in the energy sector and better-quality names with good fundamentals became more affordable. We took advantage of the bargains to increase energy to the Fund's fifth-largest sector weighting (6.8%).

OUTLOOK

The high-yield market is cheap by historical standards; despite the recent downturn we think its fundamentals are sound. The default rate remains low at less than 1%. Supply is down dramatically. Issuance of high-yield bonds dropped to $2 billion in August, down sharply from $10 billion in July. There has been scarcely any new issuance in September. Demand has begun to pick

(1) Unless otherwise noted, all portfolio weightings represent percentages of net assets as of July 31, 1998; all holdings are subject to change.

MANAGED HIGH YIELD FUND INC.                                      ANNUAL REPORT

up. Institutional investors and market-timers are coming back into the market, and issuers are taking advantage of low prices to buy back their debt.

We believe our focus on fundamental value has positioned the Fund to benefit from a market recovery. We do not foresee any significant strategic changes over the next six months, though we may take advantage of opportunities to enhance yield by increasing the Fund's holdings of B-rated securities.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

For a quarterly Fund Profile on Managed High Yield Fund Inc. or a fund in the PaineWebber Family of Funds,(2) please contact your investment executive.

Sincerely,

/s/ Margo Alexander                           /s/ Thomas J. Libassi

MARGO ALEXANDER                               THOMAS J. LIBASSI
President                                     Portfolio Manager
Mitchell Hutchins Asset Management Inc.       Managed High Yield Fund Inc.


(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

    This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended July 31, 1998, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

MANAGED HIGH YIELD FUND INC.

PORTFOLIO OF INVESTMENTS                                         JULY 31, 1998

Principal
 Amount                                                                Maturity        Interest
  (000)                                                                  Dates           Rates           Value
---------                                                              --------        --------          -----
Corporate Bonds--89.38%
Aerospace--1.16%
$ 1,000   SabreLiner Corporation** .............................       06/15/08          11.000%      $  992,500
                                                                                                      ----------
Airlines--1.93%
  1,500   Airplane Pass Through Trust ..........................       03/15/19          10.875        1,653,750
                                                                                                      ----------
Cable--8.53%
  2,000   Knology Holdings Incorporated ........................       10/15/07          11.875+       1,175,000
  3,000   NTL Incorporated** ...................................       04/01/08           9.750+       2,017,500
  1,500#  Park N View Incorporated** ...........................       05/15/08          13.000        1,455,000
  1,250   RCN Corporation ......................................       10/15/07          11.125+         809,375
  1,000   21st Century Telecommunications Group ................       02/15/08          12.250+         550,000
  2,000   UIH Australia Pacific Incorporated ...................       05/15/06          14.000+       1,290,000
                                                                                                      ----------
                                                                                                       7,296,875
                                                                                                      ----------
Communications--12.01%
  1,000   Barak I.T.C.  International Telecom ..................       11/15/07          12.500+         600,000
  1,500   Colt Telecom Group PLC ...............................       12/15/06          12.000+       1,222,500
  1,000   E. Spire Communications Incorporated .................       11/01/05          13.000+         847,500
    500   Facilicom International Incorporated .................       01/15/08          10.500          505,000
  1,000   GST Equipment Funding Incorporated ...................       05/01/07          13.250        1,160,000
  1,250   Hyperion Telecommunications Incorporated .............       04/15/03          13.000+         962,500
    150   Mastec Incorporated ..................................       02/01/08           7.750          146,625
  2,500   Nextel Communications Incorporated** .................       02/15/08           9.950+       1,643,750
  1,500   Nextel International Incorporated** ..................       04/15/08          12.125+         885,000
    400   PSI Net Incorporated .................................       02/15/05          10.000          420,000
    500   Verio Incorporated** .................................       06/15/04          13.500          580,000
  2,000#  Wam! Net Incorporated** ..............................       03/01/05          13.250+       1,300,000
                                                                                                      ----------
                                                                                                      10,272,875
                                                                                                      ----------
Consumer Manufacturing--6.16%
  1,000   Apparel Ventures Incorporated ........................       12/31/00          12.250          965,000
  1,250   Commemorative Brands Incorporated ....................       01/15/07          11.000        1,250,000
  1,000   Decora Industries Incorporated** .....................       05/01/05          11.000          985,000
    750   EKCO Group Incorporated ..............................       04/01/06           9.250          782,813
    750   IHF Holdings Incorporated ............................       11/15/04          15.000+         525,000
    750   Phillips Van-Heusen Corporation** ....................       05/01/08           9.500          757,500
                                                                                                      ----------
                                                                                                       5,265,313
                                                                                                      ----------
Energy--6.83%
    500   American Eco Corporation** ...........................       05/15/08           9.625          482,500
  1,000   Grant Geophysical Incorporated .......................       02/15/08           9.750          990,000
    250   Gulfmark Offshore** ..................................       06/01/08           8.750          245,625
    200   HVIDE Marine Incorporated ............................       02/15/08           8.375          190,000
  1,000   Northern Offshore ASA** ..............................       05/15/05          10.000          940,000
  1,000   Petroleos Mexicanos ..................................       09/15/27           9.500          952,500
  1,000   Transamerican Energy Corporation .....................       06/15/02          13.000+         780,000
  1,000#  Transamerican Refining Corporation** .................       06/30/03          16.000        1,020,000
    250   Trico Marine Services Incorporated ...................       08/01/05           8.500          244,375
                                                                                                      ----------
                                                                                                       5,845,000
                                                                                                      ----------

MANAGED HIGH YIELD FUND INC.

Principal
 Amount                                                                Maturity        Interest
  (000)                                                                  Dates           Rates           Value
---------                                                              --------        --------          -----
Corporate Bonds (continued)
Entertainment--3.88%
$   500   Clearview Cinema Group Incorporated** ................       06/01/08          10.875%      $  512,500
    750   Discovery Zone Incorporated++ ........................       08/01/02          13.500          667,500
    176#  Discovery Zone Incorporated** ........................       05/01/02          13.500          176,000
    750   Silver Cinemas Incorporated** ........................       04/15/05          10.500          757,500
  1,194   United Artists Theatre Circuit .......................       07/01/15           9.300        1,205,450
                                                                                                      ----------
                                                                                                       3,318,950
Finance--1.73%
    350   Emergent Group Incorporated** ........................       09/15/04          10.750          262,500
    500   Metris Companies Incorporated ........................       11/01/04          10.000          525,000
    750   Olympic Financial Limited ............................       03/15/07          11.500          693,750
                                                                                                      ----------
                                                                                                       1,481,250
                                                                                                      ----------
Food & Beverage--4.88%
  1,000   Cuddy International Corporation** ....................       12/01/07          10.750          995,000
  1,625   Iowa Select Farms L. P.** ............................       12/01/05          10.750        1,637,188
  1,500   Packaged Ice Incorporated** ..........................       02/01/05           9.750        1,545,000
                                                                                                      ----------
                                                                                                       4,177,188
                                                                                                      ----------
General Industrial--4.42%
    500   Goss Graphic Systems Incorporated ....................       10/15/06          12.000          482,500
  1,500   Jordan Telecommunication Products ....................       08/01/07           9.875        1,537,500
  1,000   Poindexter J.B. Incorporated .........................       05/15/04          12.500          990,000
    750   Prestolite Electric Incorporated** ...................       02/01/08           9.625          766,875
                                                                                                      ----------
                                                                                                       3,776,875
                                                                                                      ----------
Healthcare--0.59%
    500   MEDIQ/PRN Life Support Services, Incorporated** ......       06/01/08          11.000          502,500
                                                                                                      ----------
Hotels & Lodging--0.84%
    750   Silverleaf Resorts Incorporated ......................       04/01/08          10.500          720,000
                                                                                                      ----------
Media--5.52%
  1,500   Fox Family Worldwide Incorporated ....................       11/01/07           9.250        1,481,250
  1,000   Globo Communicacoes Participation** ..................       12/05/08          10.625          915,000
    500   Impac Group Incorporated** ...........................       03/15/08          10.125          502,500
  1,000   Source Media Incorporated ............................       11/01/04          12.000        1,035,000
    750   Sullivan Graphics Incorporated .......................       08/01/05          12.750          787,500
                                                                                                      ----------
                                                                                                       4,721,250
                                                                                                      ----------
Metals & Mining--4.16%
    375   AEI Holding Incorporated** ...........................       11/15/07          10.000          375,000
  1,250   Metal Management Incorporated** ......................       05/15/08          10.000        1,237,500
  1,250   Murrin Murrin Holdings Party Limited .................       08/31/07           9.375        1,181,250
    750   WCI  Steel Incorporated ..............................       12/01/04          10.000          761,250
                                                                                                      ----------
                                                                                                       3,555,000
                                                                                                      ----------

MANAGED HIGH YIELD FUND INC.

Principal
 Amount                                                                Maturity        Interest
  (000)                                                                  Dates           Rates           Value
---------                                                              --------        --------          -----
Corporate Bonds (concluded)
Packaging--3.66%
$   750   Bear Island Paper Company LLC ........................       12/01/07          10.000%      $  770,625
  1,000   Four M Corporation ...................................       06/01/06          12.000        1,060,000
    750   Portola Packaging Incorporated .......................       10/01/05          10.750          789,375
    500   Vicap, S.A. de C.V.** ................................       05/15/07          11.375          510,000
                                                                                                      ----------
                                                                                                       3,130,000
                                                                                                      ----------
Real Estate and Buildings--2.69%
  1,000   American Architectural Products ......................       12/01/07          11.750        1,010,000
    500   D.R. Horton Incorporated .............................       06/15/04           8.375          510,000
    750   U.S. Home Corporation ................................       08/15/07           8.880          777,187
                                                                                                      ----------
                                                                                                       2,297,187
                                                                                                      ----------
Restaurants--0.88%
    750   American Restaurant Group Incorporated** .............       02/15/03          11.500          750,000
                                                                                                      ----------
Retail--7.12%
  1,550   Advance Holding Corporation** ........................       04/15/09          12.875+         937,750
    750   Advance Stores Company Incorporated** ................       04/15/08          10.250          776,250
    500   Barry's Jewelers Incorporated ........................       12/22/00          11.000(a)       300,000
    750   Big 5 Corporation ....................................       11/15/07          10.875          776,250
  1,200   Great American Cookie Incorporated ...................       01/15/01          10.875        1,248,000
  1,000   Mrs Fields Original Cookies Incorporated .............       12/01/04          10.125          990,000
  1,000   Tuesday Morning Corporation ..........................       12/15/07          11.000        1,065,000
                                                                                                      ----------
                                                                                                       6,093,250
                                                                                                      ----------
Technology--3.35%
    500   Ampex Corporationa ...................................       03/15/03          12.000          510,000
    800   Electronic Retailing Systems International ...........       02/01/04          13.250+         352,000
  1,500   InterAct Systems Incorporated ........................       08/01/03          14.000+         600,000
  1,500   Samsung Electronics America Incorporated** ...........       05/01/03           9.750        1,398,750
                                                                                                      ----------
                                                                                                       2,860,750
                                                                                                      ----------
Transportation Non-Air--6.56%
    500   Atlantic Express Transportation Corporation ..........       02/01/04          10.750          532,500
  1,500   Equimar Shipholdings Limited .........................       07/01/07           9.875        1,395,000
  1,000   Greater Beijing First Expressways** ..................       06/15/04           9.250          640,000
    750   Guangzhou Shen Superhighway ..........................       08/15/07          10.250          510,000
  1,250#  Navigator Gas Transport PLC** ........................       06/30/07          12.000        1,400,000
    500   Stena AB .............................................       06/15/07           8.750          502,500
  1,000   TFM S.A. de C.V. .....................................       06/15/09          11.750+         630,000
                                                                                                      ----------
                                                                                                       5,610,000
                                                                                                      ----------
Utilities--2.48%
  1,000   Calpine Corporation ..................................       02/01/04           9.250        1,032,500
    998   Panda Funding Corporation ............................       08/20/12          11.625        1,087,770
                                                                                                      ----------
                                                                                                       2,120,270
                                                                                                      ----------
Total Corporate Bonds (cost--$77,446,966) ......................                                      76,440,783
                                                                                                      ----------

MANAGED HIGH YIELD FUND INC.

Principal
 Amount                                                                Maturity        Interest
  (000)                                                                  Dates           Rates           Value
---------                                                              --------        --------          -----
Convertible Bonds--3.48%
Communications--0.32%
$   215   GST Telecommunciations Incorporated ..................       12/15/05          13.875%+     $  275,200
                                                                                                      ----------
General Industrial--3.16%
  1,500   Corporate Express Incorporated .......................       07/01/00           4.500        1,387,500
  1,250   Waste Systems International Incorporated** ...........       05/13/05           7.000        1,312,500
                                                                                                      ----------
                                                                                                       2,700,000
                                                                                                      ----------
Total Convertible Bonds (cost--$2,793,158) .....................                                        2,975,200
                                                                                                      ----------

 Number
of Shares
---------
Common Stock(a)--1.63%
Communications--0.14%
  4,260   Nextel Communications Incorporated .................................................           114,087
                                                                                                      ----------
Gaming--0.96%
 59,668   Casino America Incorporated ........................................................           208,838
105,643   Colorado Gaming & Entertainment Company ............................................           594,242
 10,000   Hollywood Casino Corporation .......................................................            16,250
                                                                                                      ----------
                                                                                                         819,330
                                                                                                      ----------
Media--0.29%
  2,000   Affiliated Newspaper Investments ...................................................           250,000
                                                                                                      ----------
Technology--0.24%
122,676   Ampex Corporation++ ................................................................           207,016
                                                                                                      ----------
Total Common Stock (cost--$1,154,604) ........................................................         1,390,433
                                                                                                      ----------
Preferred Stock--2.38%
Finance--0.63%
    500   Superior National Insurance Group ..................................................           537,500
                                                                                                      ----------
Healthcare--1.14%
  1,000   Fresenius Medical Care Capital Trust ...............................................           980,000
                                                                                                      ----------
Restaurants--0.61%
    500   American Restaurant Group Incorporated**(a) ........................................           520,000
                                                                                                      ----------
Total Preferred Stock (cost--$2,033,819) .....................................................         2,037,500
                                                                                                      ----------

   Number
of Warrants
-----------
Warrants(a)--1.29%
Cable--0.02%
  2,000   Knology Holdings Incorporated ......................................................             5,000
  2,000   UIH Australia Pacific Incorporated .................................................            10,000
                                                                                                      ----------
                                                                                                          15,000
                                                                                                      ----------

MANAGED HIGH YIELD FUND INC.

  Number
of Warrants                                                                                              Value
-----------                                                                                              -----
Warrants(a) (concluded)
Communications--0.79%
  1,500   Colt Telecom Group PLC .............................................................       $   495,000
  1,750   McCaw International Limited ........................................................             6,563
  4,000   Verio Incorporated .................................................................           174,000
                                                                                                     -----------
                                                                                                         675,563
                                                                                                     -----------
Consumer Manufacturing--0.26%
  2,000   AVI Holdings Incorporated ..........................................................            10,000
  3,000   IFA Capital Incorporated ...........................................................           210,000
                                                                                                     -----------
                                                                                                         220,000
                                                                                                     -----------
Entertainment--0.01%
   750    Discovery Zone Incorporated++ ......................................................             7,500
                                                                                                     -----------
Finance--0.01%
    750   Olympic Financial Limited ..........................................................             7,500
                                                                                                     -----------
Food & Beverage--0.16%
  1,250   Packaged Ice Incorporated ..........................................................           137,500
                                                                                                     -----------
Gaming--0.01%
 10,563   Casino America Incorporated ........................................................            10,563
                                                                                                     -----------
Retail--0.00%
    270   Cookies USA Incorporated ...........................................................                 0
                                                                                                     -----------
Technology--0.03%
 17,000   Ampex Corporation++ ................................................................            19,125
    800   Electronic Retailing Systems International .........................................             8,000
  1,500   InterAct Systems Incorporated ......................................................             3,750
                                                                                                     -----------
                                                                                                          30,875
                                                                                                     -----------
Total Warrants (cost--$263,351) ..............................................................         1,104,501
                                                                                                     -----------
Total Investments (cost--$83,691,898)--98.16% ................................................        83,948,417
Other assets in excess of liabilities--1.84% .................................................         1,576,656
                                                                                                     -----------
Net Assets--100.00% ..........................................................................       $85,525,073
                                                                                                     ===========

------------------
# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
++ Illiquid securities representing 1.6% of net assets. These securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors.
(a)  Non-income producing securities
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                                JULY 31, 1998

Assets:

Investments in securities, at value (cost--$83,691,898) ........    $83,948,417
Receivable for investments sold ................................        972,417
Interest receivable ............................................      1,584,941
Deferred organizational expenses ...............................          9,249
Other assets ...................................................          5,074
                                                                    -----------
Total assets ...................................................     86,520,098
                                                                    -----------
Liabilities:

Payable for investments purchased ..............................        799,491
Payable to investment adviser and administrator ................         65,598
Accrued expenses and other liabilities .........................        129,936
                                                                    -----------
Total liabilities ..............................................        995,025
                                                                    -----------

Net Assets:

Capital Stock - $0.001 par value; 100,000,000 shares authorized;
6,031,667 shares issued and outstanding ........................     90,455,326
Undistributed net investment income ............................        196,124
Accumulated net realized loss from investment transactions .....     (5,382,896)
Net unrealized appreciation of investments .....................        256,519
                                                                    -----------
Net assets applicable to shares outstanding ....................    $85,525,073
                                                                    ===========
Net asset value per share ......................................    $     14.18
                                                                    ===========



                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.

STATEMENT OF OPERATIONS

                                                                            For the
                                                                          Year Ended
                                                                        July 31, 1998
                                                                        --------------
Investment income:

Interest and dividends ...........................................      $ 8,555,397
                                                                        -----------
Expenses:

Investment advisory and adminstration ............................          780,730
Legal and audit ..................................................           57,110
Reports and notices to shareholders ..............................           50,116
Custody and accounting ...........................................           46,835
Amortization of organizational expenses ..........................           30,620
Directors' fees ..................................................           10,500
Transfer agency and service fees .................................            8,399
Other expenses ...................................................           15,849
                                                                        -----------
                                                                          1,000,159
                                                                        -----------
Net investment income ............................................        7,555,238
                                                                        -----------

Realized and unrealized gains (losses) from investment activities:

Net realized gain from investment transactions ...................        1,813,855
Net change in unrealized appreciation/depreciation of investments        (2,476,436)
                                                                        -----------
Net realized and unrealized loss from investment activities ......         (662,581)
                                                                        -----------
Net increase in net assets resulting from operations .............      $ 6,892,657
                                                                        ===========


                See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                             For the Years Ended
                                                                                                  July 31,
                                                                                       ----------------------------
                                                                                             1998          1997
                                                                                        ------------   ------------
From operations:
Net investment income...........................................................        $  7,555,238    $  7,755,248
Net realized gains from investment transactions................................            1,813,855         897,493
Net change in unrealized appreciation/depreciation of investments...............          (2,476,436)      5,275,401
                                                                                        ------------   -------------
Net increase in net assets resulting from operations............................           6,892,657      13,928,142
                                                                                        ------------   -------------

Dividends to shareholders from:
Net investment income...........................................................          (7,599,901)     (7,599,901)
                                                                                        ------------    ------------
Net increase (decrease) in net assets...........................................            (707,244)      6,328,241

Net assets:
Beginning of year...............................................................          86,232,317      79,904,076
                                                                                        ------------    ------------
End of year (including undistributed net investment income of $196,124
 and $170,004, respectively)....................................................         $85,525,073     $86,232,317
                                                                                        ============    ============

                                                                             11

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Managed High Yield Fund Inc. (the "Fund") was incorporated in Maryland on June 11, 1993 and is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Valuation of Investments--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

     Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Dividends and Distributions--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from the net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at July 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

     At July 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)............  $ 3,454,615
Gross depreciation (investments having an excess of cost over value)...........    (3,198,096)
                                                                                  -----------
Net unrealized appreciation of investments.....................................   $   256,519
                                                                                  ===========

     For the year ended July 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $132,353,812 and $134,679,846, respectively.

CAPITAL STOCK

     Of the 6,031,667 shares of common stock outstanding, 8,667 shares are owned by Mitchell Hutchins.

FEDERAL TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At July 31, 1998, the Fund had a net capital loss carryforward of $5,244,902. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire between July 31, 2003 and by July 31, 2005. To the extent such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

     In accordance with U.S. Treasury Regulations, the Fund has elected to defer realized capital losses in the amount of $137,994 arising after October 31, 1997. Such losses are treated for tax purposes as arising on August 1, 1998.

MANAGED HIGH YIELD FUND INC.

FINANCIAL HIGHLIGHTS

   Selected data for a share of capital stock outstanding throughout each period is presented below:


                                                                                                    For the Period
                                                                                                      December 7,
                                                                                                         1993+
                                                               For the Years Ended July 31,         through July 31,
                                                        ------------------------------------------  ----------------
                                                          1998         1997      1996       1995         1994
                                                        --------     --------   -------    -------     --------
Net asset value, beginning of period ...............   $  14.30     $  13.25  $  13.44   $   13.76    $  15.00
                                                       --------     --------  --------   ---------    --------
Net investment income ..............................       1.25         1.29      1.29        1.40        0.77
Net realized and unrealized gains (losses) from
  investments and foreign currency transactions ....      (0.11)        1.02     (0.16)      (0.34)      (1.25)
                                                       --------     --------  --------   ---------    --------
Net increase (decrease) from investment operations .       1.14         2.31      1.13        1.06       (0.48)
                                                       --------     --------  --------   ---------    --------
Dividends from net investment income ...............      (1.26)       (1.26)    (1.32)      (1.38)      (0.76)
                                                       --------     --------  --------   ---------    --------
Net asset value, end of period .....................   $  14.18     $  14.30  $  13.25   $   13.44    $  13.76
                                                       ========     ========  ========   =========    =========
Market value, end of period ........................   $  13.44     $  13.94  $  12.50   $   12.38    $  12.38
                                                       ========     ========  ========   =========    =========
Total investment return (1) ........................       5.45%       22.59%    12.16%      11.87%     (12.76)%
                                                       ========     ========  ========   =========    =========
Ratios/Supplemental Data:
Net assets, end of period (000's omitted) ..........   $ 85,525     $ 86,232  $  79,904  $  81,081    $ 82,995
Ratio of expenses to average net assets ............       1.15%        1.34%      1.25%      1.21%       1.17%*
Ratio of net investment income to average net assets       8.71%        9.39%      9.87%     10.68%       8.27%*
Portfolio turnover rate ............................        156%         122%       135%       103%         85%


----------
+  Commencement of operations

*  Annualized

(1) Total investment return is calculated assuming a purchase of common stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return has not been annualized for period of less than one year. Total investment return does not reflect brokerage commissions.

MANAGED HIGH YIELD FUND INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Managed High Yield Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Managed High Yield Fund Inc. (the "Fund"), as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Fund Inc. at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.

                                             /s/ Ernst & Young LLP




New York, New York
September 14, 1998

MANAGED HIGH YIELD FUND INC.


TAX INFORMATION (unaudited)


     We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (July 31, 1998) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect to calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

MANAGED HIGH YIELD FUND INC.


GENERAL INFORMATION (unaudited)

THE FUND

     Managed High Yield Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The investment objective of the Fund is to seek high current income. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $51 billion in assets under management as of August 31, 1998.

SHAREHOLDER INFORMATION

     The NYSE ticker symbol for the Managed High Yield Fund Inc. is "PHT." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as in numerous other newspapers.

YEAR 2000 RISKS

     Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

     Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

DISTRIBUTION POLICY

     Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

MANAGED HIGH YIELD FUND INC.


GENERAL INFORMATION (unaudited) (concluded)

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information".

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

DIRECTORS

E. Garrett Bewkes, Jr.              Mary C. Farrell
Chairman
                                    Meyer Feldberg
Margo N. Alexander
                                    George W. Gowen
Richard Q. Armstrong
                                    Frederic V. Malek
Richard R. Burt
                                    Carl W. Schafer

PRINCIPAL OFFICERS

Margo N. Alexander                  Paul H. Schubert
President                           Vice President and Treasurer

Victoria E. Schonfeld               Thomas J. Libassi
Vice President                      Vice President

Dianne E. O'Donnell                 Dennis L. McCauley
Vice President and Secretary        Vice President


INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ANNUAL REPORT

====================
MANAGED HIGH
YIELD FUND INC.

JULY 31, 1998

           PAINEWEBBER
(Copyright)1998 PaineWebber Incorporated
           Member SIPC